Jefferies Consumer Finance Summit December 8, 2016 Exhibit 99.1

Safe Harbor Statement This presentation and the responses to various questions contain forward-looking statements, which reflect our current views with respect to, among other things, the Company’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to those described under “Risk Factors” in the Company’s Annual Report on Form 10-K. We cannot guarantee future events, results, actions, levels of activity, performance or achievements. Neither the Company nor any of its respective agents, employees or advisors intend or have any duty or obligation to supplement, amend, update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. The information and opinions contained in this document are provided as at the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority.

Investment Highlights Attractive Long-Term Market Opportunity Numerous Avenues for Potential Growth Deep Management Experience Credit Risk Function enhances control of the business Multi-Channel Origination Platform Diverse Product Offering (with graduation from small to large loans)

Company Overview 29-year old consumer finance company focused on installment lending based primarily in the Southeast Branch-based with 338 storefronts in 9 states as of September 30, 2016 Loan products include small and large personal loans, auto loans and retail loans Large loans have been key point of focus since late 2014 Channels include direct mail, branches, internet, lead sources, auto dealers and retail dealers

Significant Market Opportunity Regional’s 350,000 customer accounts represent minimal fraction of the approximately 115 million Americans that generally align with the Company’s customer base. Believe most of this population is underserved, providing attractive market opportunity for Regional. Personal Installment Loans account for ~$70 billion $3.1 Trillion Consumer Finance Market (1) 32% of US Population with FICO Between 550 & 700 (2) 1 Federal Reserve Bank of New York; Federal Student Aid/U.S. Department of Education (as of March 2014) 2 FICOTM Banking Analytics Blog © Fair Issac Corporation (as of April 2016)

Significant Market Opportunity Consolidation in consumer finance industry Numerous smaller competitors Online lending Regional branch footprint in only nine states represents strong expansion opportunities Well-positioned and compliant within evolving regulatory landscape Considerable underserved addressable market Sustained credit need Easy to understand Amortizing Based on credit underwriting and ability to repay Centralized operations and relationship-driven model drives higher portfolio performance Community-based network and expertise hard to replicate Piloting online capabilities to provide optionality for consumers Competition Customers Products Delivery

Branch Network – Growing Organically Note: Branch count as of December 31 of each year Date of Entry: SC: 1987 TX: 2001 NC: 2004 TN: 2007 AL: 2009 OK: 2011 NM: 2012 GA: 2013 VA: 2015 Branch Overview Approximately 356,000 individual borrower accounts through network of 338 branches as of 09/30/16 Today, most loan proceeds distributed as checks Nearly all loans serviced and collected through branches Branch personnel establish and develop customer relationships throughout life of loan Multiple channels and multiple products provide attractive market opportunities while diversifying risk Most branches have significant room to increase the size of their portfolios Opportunity for over 700 additional branches within existing state footprint and potential for state expansion Geographic Footprint Current States of Operation Attractive States for Expansion Expected Growth as Branches Mature Branch Count Note: As of 9/30/16 13 83 27 21 49 3 70 34 Branch Maturity Branches <1 year 20 1-3 years 55 3-5 years 97 >5 years 166 18 98 28 21 49 8 72 36 8

Multi-Channel Origination Platform Provides Broad Reach

- Branches are foundation of Regional's multi-channel strategy
  - Primary point of customer contact
- Mail campaigns attract ~100,000 new customers per year to Regional
- Dealership and retailers serve as "virtual" branches
- Online lending pilot launched in January 2016

Branch Originated

YTD Origination Volume as of September 30 2016

$220.1MM



Small Branch Originated Loans
(338 branches as of 09/30/16)

$183.6MM



Large Branch Originated Loans
(338 branches as of 09/30/16)

$12.2MM



Independent Dealerships
(Relationships with over 375 dealerships)

Non-Branch Originated

Mail

$207.9MM



Convenience Check Loans
Over 4.5 million convenience checks mailed in 2015

Web

NEW



Internet Lending
Launched application to fulfillment product in 1Q 2016

Retailers

$16.7MM



Franchise Dealerships
(Relationships with approx. 125 dealerships)

$26.6MM



Furniture and Appliance Retailers
(Relationships with approx. 900 retailers)

Regional Branch Network Supports All Origination Channels

Personal Relationships with Customers

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RM LISTED NYSE

Regional

Multi-Product Offering Fulfills Broad Range of Customer Needs

- **Product diversity allows Regional to offer customers different products as credit needs change**
- **Diverse product offering provides competitive advantage versus monoline lenders**

	Small	Large	Auto	Retail
Customer Need	▪ Short-term cash needs ▪ Bill payment ▪ Back-to-school expenses ▪ Auto repair	▪ Education expenses ▪ Loan consolidation ▪ Medical expenses	▪ New and used car purchases	▪ Home furnishings ▪ Appliances ▪ Televisions and electronics
Size (a)	Range: $500 to $2,500 Average: $1,550	Range: $2,501 to $20,000 Average: $4,661	Range: Up to $27,500 Average: $13,651	Range: Up to $7,500 Average: $2,076
Term (b)	Up to 36 months	18 to 60 months	36 to 72 months	6 to 48 months
Security	Non-essential household goods	Title to a vehicle or non-essential household goods	Title to a vehicle	Purchased goods (i.e. Furniture)
Net Receivables (c)	$349.4 million	$217.1 million	$97.1 million	$32.5 million
# of Loans (b)	~269,000	~53,000	~11,000	~23,000
Average APR (d)	49%	30%	20%	22%

(a) Represents the average origination loan size (new and renewal) for quarter ended September 30, 2016
(b) Fixed installment loans with equal monthly payments
(c) Represents the portfolio balances at September 30, 2016
(d) Fixed interest rates; represents average portfolio APR for the quarter ended September 30, 2016

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RM LISTED NYSE Regional

Historical Financial Performance Total Revenue Total Receivables and Net Charge-Offs % of Average Receivables Net Income Rebounded net income performance after very difficult 2014 Receivables and revenue have grown in parallel ($ in millions) ($ in millions) ($ in millions)

Recent Quarterly Historical Performance Total Revenue Net Charge-Offs % of Average Receivables & 30+ Delinquency Rates Net Income ($ in millions) ($ in millions) Charged- Off Debt Sale

Strategic Initiative – Implementation of NLS Implementing NLS loan origination and servicing platform – currently operating in three states System features and improvements Significant movement toward paperless environment Electronic applications start the flow of data Automated credit bureau and decision engine New data elements add significantly to MIS capabilities Customer portal being programmed to handle their information needs and support customer-initiated electronic payments Document management system under development to support digital environment Texting capabilities will be available soon in branches with the new system E-signature and tablets are part of future enhancements Positions Company to handle future portfolio growth over the long-term Provides valuable information to further improve robust marketing and credit functions Significant workflow efficiency opportunities to be realized

Strategic Initiative – Online Lending Developing digital channel to add to current multi-channel platform Launched online module; currently testing in South Carolina Module extends from application to funding in one 20 minute online session with e-signature and ACH capabilities Software enhancements planned in 2017 to improve current offering Test will be expanded to other states Current and potential new products will continue to be tested throughout 2017 Expect first significant originations in 2018

Investment Highlights Attractive Long-Term Market Opportunity Numerous Avenues for Potential Growth Deep Management Experience Credit Risk Function enhances control of the business Multi-Channel Origination Platform Diverse Product Offering (with graduation from small to large loans)